SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 11, 2010
Reynolds American Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
401 North Main Street,
Winston-Salem, NC 27101
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 336-741-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 11, 2010, Susan M. Ivey, Chairman, President and Chief Executive Officer of Reynolds American Inc., referred to as RAI, notified the Board of Directors, referred to as the Board, of RAI of her intent to retire on February 28, 2011. In order to ensure an orderly transition, she submitted her resignation as Chairman of the Board of RAI, effective at the close of business on October 31, 2010, and as President, Chief Executive Officer and a Class III Director of RAI, effective at the close of business on February 28, 2011. A copy of Ms. Ivey’s retirement letter is attached to this report as Exhibit 99.1.
     At a meeting held on October 12, 2010, upon the recommendation of the Board’s Corporate Governance and Nominating Committee, referred to as the Nominating Committee, RAI’s Board accepted Ms. Ivey’s resignations as set forth in her retirement letter, and elected Daniel (Daan) M. Delen, as President and Chief Executive Officer—Elect of RAI, effective January 1, 2011, and as President and Chief Executive Officer of RAI, effective March 1, 2011. In addition, upon the recommendation of the Nominating Committee, RAI’s Board elected Mr. Delen to serve on RAI’s Board as a Class III Director, effective January 1, 2011. Mr. Delen was designated for nomination as a management director as a result of his future role as the chief executive officer of RAI, pursuant to the terms of a July 30, 2004 governance agreement, as amended, among RAI, British American Tobacco p.l.c., referred to as BAT, and Brown & Williamson Holdings, Inc., formerly known as Brown & Williamson Tobacco Corporation and referred to as B&W. Although the term of the Class III Directors generally ends on the date of the RAI’s annual shareholders’ meeting to be held in 2013, Mr. Delen’s initial term as a Class III is scheduled to expire on the date of RAI’s 2011 annual shareholders’ meeting because under North Carolina law (the state in which RAI is incorporated), the term of a director elected to fill a vacancy will expire at the next shareholders’ meeting at which directors are elected (notwithstanding that the term of the other Directors in that same class is not yet scheduled to expire).
     Mr. Delen, age 44, joined R. J. Reynolds Tobacco Company, the largest of RAI’s operating companies and referred to as RJRT, as President and Chief Executive Officer in January 2007, and was elected Chairman of the Board of RJRT in March 2008. Prior to joining RJRT, Mr. Delen was President of BAT Ltd. — Japan from August 2004 to December 2006 and Senior Vice President of Marketing and Sales for B&W, a subsidiary of BAT, from 2001 to July 2004. He held various other positions with BAT after joining BAT in 1989. Mr. Delen is a member of the board of directors of Winston-Salem Alliance. RAI’s Board believes that Mr. Delen, with his more than 20 years of experience in the tobacco industry, including his prior service as the Chairman, President and Chief Executive Officer of RJRT, and his future service as the President and Chief Executive Officer—Elect of RAI, and thereafter as the President and Chief Executive Officer of RAI, brings to the Board strong leadership skills and comprehensive knowledge of the tobacco industry, marketing and brand leadership expertise, and essential insight and perspective regarding the strategic and operational opportunities and challenges of RAI and its operating companies.
     In connection with Mr. Delen’s election as RAI’s President and Chief Executive Officer—Elect, and thereafter as RAI’s President and Chief Executive Officer, upon the recommendation of the Board’s Compensation and Leadership Development Committee, referred to as the Compensation Committee, RAI’s Board approved the following changes to Mr. Delen’s compensation package, effective January 1, 2011: (1) an increase in his annual base salary from $862,900 to $1,000,000; (2) an increase in his target annual incentive award value under the Reynolds American Inc. 2009 Omnibus Incentive Compensation Plan, referred to as the Omnibus Plan, from 85% to 135% of his annual base salary; and (3) an increase in his target long-term incentive grant value under the Omnibus Plan from 3 times to 6 times his annual base salary. The foregoing payments and benefits are in addition to the other employee benefits to which Mr. Delen is currently entitled. As an employee of RAI, Mr. Delen will not be entitled to compensation for his service on RAI’s Board, except that RAI reimburses all directors for actual expenses incurred in connection with attendance at Board and committee meetings, including transportation, food and lodging expenses.
     At the meeting held on October 12, 2010, upon the recommendation of the Nominating Committee, RAI’s Board also elected Thomas C. Wajnert, age 67, as the Non-Executive Chairman of the Board, effective November 1, 2010. Mr. Wajnert has served as RAI’s Lead Director since May 2008, serves as the Chair of the Compensation Committee, and is a member of the Nominating Committee. In connection with such election, upon the recommendation of the Nominating Committee, RAI’s Board approved the following compensation package for Mr. Wajnert as Non-Executive Chairman of the Board, effective November 1, 2010: (1) an annual cash retainer of $270,000; (2) an annual grant of 4,000 deferred stock units (or non-deferred shares of RAI common stock, at his election) under the Equity Incentive Award Plan for Directors of RAI, referred to as the EIAP; and (3) quarterly grants of deferred stock units equal to $20,000 under the EIAP. In addition, the Board approved the payment of an additional $120,000 to Mr. Wajnert during the first year of his service as Non-Executive Chairman of the Board for transitional services. The foregoing payments are in lieu of any other board and committee chair retainers, meeting fees and awards under the EIAP (but not such other benefits outside directors are eligible to participate in) set forth in the Reynolds American Inc. Outside Directors’ Compensation Summary (Effective 1/1/2010), which summary was filed as Exhibit 10.33 to RAI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and which is incorporated herein by reference.
A copy of the press release announcing the foregoing resignations and elections, among other things, is attached to this report as Exhibit 99.2.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibit.
     The following is furnished as an Exhibit to this Report.

Number	Exhibit

99.1	Letter from Susan M. Ivey, dated October 11, 2010.

99.2	Press Release of Reynolds American Inc., dated October 15, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

	By:	/s/ McDara P. Folan, III

Name: McDara P. Folan, III Title: Senior Vice President, Deputy General Counsel and Secretary

Date: October 15, 2010

INDEX TO EXHIBITS

Number	Exhibit

99.1	Letter from Susan M. Ivey, dated October 11, 2010.

99.2	Press Release of Reynolds American Inc., dated October 15, 2010.